Supplement dated January 26, 2024
to the following statutory prospectus(es):
Nationwide Innovator Corporate VUL, Nationwide YourLife Protection VUL - New York, Nationwide YourLife Accumulation VUL - New York, Nationwide YourLife Survivorship VUL - New York, Nationwide YourLife Protection VUL - Nationwide Life and Annuity Insurance Company, Nationwide YourLife Accumulation VUL - Nationwide Life and Annuity Insurance Company, Nationwide YourLife Survivorship VUL, Nationwide Accumulator IVUL, Nationwide Accumulator IVUL - Series H, Nationwide Marathon VUL Ultra, Nationwide Protector IVUL, Nationwide Protector IVUL - Series H prospectus dated May 1, 2023

This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective March 20, 2024, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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Nationwide Variable Insurance Trust - NVIT J.P. Morgan MozaicSM Multi-Asset Fund: Class Y
2.
The Board of Trustees (the "Board") of Nationwide Variable Insurance Trust - NVIT J.P. Morgan MozaicSM Multi-Asset Fund: Class Y, the Board approved the liquidation (the "Liquidation") pursuant to which Nationwide Variable Insurance Trust - NVIT J.P. Morgan MozaicSM Multi-Asset Fund: Class Y will be liquidated. The liquidation is expected to occur on or about April 12, 2024 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Fund will be transferred to Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V.
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After the Liquidation Date, any and all references to the Fund are deleted.
PROS-0809